UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


April 8, 2005
(Date of earliest event reported)


U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA 		0-25523	  33-0843633
(State or Other  	(Commission  (IRS Employer
Jurisdiction of    File No.)    Identification No)
Incorporation)

4955 S. Durango Suite 216, Las Vegas, Nevada 89113
(Address of Principal Executive Offices)

(702) 433-8223
(Registrant telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below)

37: Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

39: Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

41: Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

43: Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c)
     Under the Exchange Act (17 CFR 240.13e-4(c))


  Item 2.01.  Completion of Acquisition or Disposition of Assets

On April 8, 2005, the registrant acquired the mineral rights to 5,616 hectares of land in Ecuador. The rights were acquired from a number of individuals, none of whom has any material relationship with the registrant, its officers and directors or its other affiliates. The consideration given for the rights was$11,000.00 cash and 200,000 shares of restricted stock. The registrant issued a press release in connection with this acquisition, which is attached hereto as exhibit 99.1

Item 9.01	Financial Statements and Exhibits

61:    (c) 	Exhibits

99.1	Press Release dated April 14, 2005


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CANADIAN MINERALS, INC.



By: /s/ John Woodward
Name:	John Woodward
Title:  	President



Date: April 13, 2005

Exhibit 99.1



U. S. CANADIAN MINERALS ACQUIRES ADDITIONAL
MINERAL RIGHTS CONCESSIONS IN ECUADOR

LAS VEGAS, Nevada April 14, 2005 U.S. Canadian Minerals, Inc. (USCA.PK)(13,877 acres) of land in Ecuador near its Yellow River and Santa Fe processing plants. There are a number of existing mineshafts on the land from which gold-bearing ore has been produced. The Company expects to renovate the shafts as necessary and to begin producing gold-bearing ore within 3 months.

The Company expects to extract gold and other precious metals from the ore from these new concessions in its own processing plants. The aggregate capacity of these plants currently 200 tons per day is expected to be great enough to accommodate all the ore from the Company's newly acquired concessions and all the ore presently being produced from the American Shaft, in which the Company has only a minority interest.
The Company does not have sufficient information to predict the initial or full amounts of ore that the new concessions are capable of producing, or when if ever such production will increase from initial levels.

It is expected that capital expenditures of $60,000.00 will be necessary to commence production from the new concessions.
The Company plans to finance these capital expenditures.

In order to prevent the newly acquired concessions from reverting back to the government, the Company must spend $1.00 per hector exploiting the mineral rights during the next two years.

The Company's CEO, Rendal Williams, said: "We wanted to acquire some additional mineral rights to complement our processing capacity.
The beauty of processing ore that we own at plants we own is that we get all the gold produced, not just half of it, as is the case when we process ore that someone else owns. These new concessions are within 15 miles of our Yellow River plant and are even closer to our Santa Fe plant."